                   ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.



                      1997 STOCK OPTION AND INCENTIVE PLAN

                   ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

                      1997 STOCK OPTION AND INCENTIVE PLAN

                                                                      PAGE
I.    PURPOSE . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

II.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     1

III.  EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . . .     3

IV.   ADMINISTRATION. . . . . . . . . . . . . . . . . . . . . . . . .     3

V.    PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . .     4

      5.1   Eligibility . . . . . . . . . . . . . . . . . . . . . . .     4
      5.2   Ten Percent Stockholders. . . . . . . . . . . . . . . . .     4
      5.3   Stock Ownership . . . . . . . . . . . . . . . . . . . . .     4
      5.4   Outstanding Stock . . . . . . . . . . . . . . . . . . . .     4

VI.   STOCK SUBJECT TO THE PLAN . . . . . . . . . . . . . . . . . . .     5

VII.  OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

      7.1   Stock Option Agreements . . . . . . . . . . . . . . . . .     5
      7.2   Number of Shares. . . . . . . . . . . . . . . . . . . . .     5
      7.3   Exercise Price. . . . . . . . . . . . . . . . . . . . . .     5
      7.4   Medium and Time of Payment. . . . . . . . . . . . . . . .     5
      7.5   Term and Transferability of Options . . . . . . . . . . .     5
      7.6   Modification, Extension, and Renewal of Options . . . . .     6
      7.7   Limitation on Grant of Incentive Stock Options. . . . . .     6
      7.8   Other Provisions. . . . . . . . . . . . . . . . . . . . .     6

XIII. RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS,
      AND BENEFICIARIES . . . . . . . . . . . . . . . . . . . . . . .     6

      8.1   Employee Status . . . . . . . . . . . . . . . . . . . . .     6
      8.2   No Employment Contract. . . . . . . . . . . . . . . . . .     6
      8.3   No Transferability. . . . . . . . . . . . . . . . . . . .     6
      8.4   Plan Not Funded . . . . . . . . . . . . . . . . . . . . .     7
      8.5   Adjustments upon Recapitalizations and Corporate Changes.     7
      8.6   Termination of Employment . . . . . . . . . . . . . . . .     7
      8.7   Death of Participant. . . . . . . . . . . . . . . . . . .     7
      8.8   Disability of Participant . . . . . . . . . . . . . . . .     8
      8.9   Retirement of Participant . . . . . . . . . . . . . . . .     8
      8.10  Rights as a Stockholder . . . . . . . . . . . . . . . . .     8
      8.11  Deferral of Payments. . . . . . . . . . . . . . . . . . .     8
      8.12  Acceleration of Awards. . . . . . . . . . . . . . . . . .     8


                                       i

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

IX.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .     8

      9.1   Termination, Suspension, and Amendment. . . . . . . . . .     8
      9.2   No Fractional Shares. . . . . . . . . . . . . . . . . . .     9
      9.3   Tax Withholding . . . . . . . . . . . . . . . . . . . . .     9
      9.4   Restrictions of Elections Made by Participants. . . . . .     9
      9.5   Limitations on the Corporation's Obligations. . . . . . .     9
      9.6   Compliance with Laws. . . . . . . . . . . . . . . . . . .     9
      9.7   Governing Law . . . . . . . . . . . . . . . . . . . . . .    10
      9.8   Securities Law Requirements . . . . . . . . . . . . . . .    10
      9.9   Execution . . . . . . . . . . . . . . . . . . . . . . . .    11


                                       ii

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                   ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

                      1997 STOCK OPTION AND INCENTIVE PLAN

I.     PURPOSE

       The 1997 Stock Option and Incentive Plan is intended to provide incentive to key employees and directors of, and key consultants, vendors, customers, and others expected to provide significant services to, the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the Corporation.

II.    DEFINITIONS.

       2.1 "Award" shall mean an Option, which may be designated an Incentive Stock Option or a Nonstatutory Stock Option, in each case as granted pursuant to the Plan.

       2.2 "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing an Award.

       2.3 "Beneficiary" shall mean the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

       2.4    "Board" shall mean the Board of Directors of the Corporation.

       2.5    "Code" shall mean the Internal Revenue Code of 1986, as amended.

       2.6 "Committee" shall mean the committee, if any, appointed by the Board in accordance with Section 4 of the Plan, or the Board if no Committee has been appointed.

       2.7 "Common Stock" shall mean the Common Stock, $.001 par value, of the Corporation.

       2.8 "Corporation" shall mean Environmental Systems and Solutions, Inc., a Nevada corporation, and its Subsidiaries.

       2.9 "Disability" shall mean the condition of a Participant who is unable to perform his or her substantial and material job duties due to injury or sickness or such other condition as the Board or Committee may determine in its sole discretion and/or engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

       2.10 "Effective Date" shall mean June 1, 1997, a date after the Plan was adopted by the stockholders of the Company and enacted by the Board.

       2.11 "Eligible Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation. Additionally for purposes of this Plan, a Participant who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to the

Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary.

       2.12   "Event" shall mean any of the following:

              (a) Any person or entity (or group of affiliated persons or entities) acquires in one or more transactions, whether before or after the effective date of the Plan, ownership of more than 50% of the outstanding shares of stock entitled to vote in the election of directors of the Corporation; or

              (b) The dissolution or liquidation of the Corporation or a reorganization, merger, or consolidation of the Corporation with one or more entities, as a result of which the Corporation is not the surviving entity, or a sale of all or substantially all of the assets of the Corporation as an entirety to another entity.

       For purposes of this definition, ownership does not include ownership
(i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee, or a securities depository system), (ii) by a person as a bona fide pledgee of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of resale.

       2.13 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

       2.14 "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Award may be exercised.

       2.15 "Fair Market Value" shall mean the value of one Share of Common Stock, determined as follows:

              (a) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation; or

              (b) If the Shares are traded over-the-counter on the OTC System, the closing price if one is available, or the mean between the bid and asked prices on such System at the close of business on the date of valuation; or

              (c) If neither (i) nor (ii) above applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

       2.16   "Incentive Stock Option" shall mean an option described in
Section 422A(b) of the Code.

       2.17 "Nonstatutory Stock Option" shall mean an option not described in Section 422(b), 422A(b), 423(b) or 424(b) of the Code.

       2.18 "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

       2.19 "Participant" shall mean Eligible Employee who has received an Award under the Plan.

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       2.20   "Plan" shall mean the Environmental Systems and Solutions, Inc.
1997 Stock Option and Incentive Plan, as it may be amended from time to time.

       2.21 "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Award is exercised.

       2.22 "Restricted Stock Awards" shall mean any Award of shares of Common Stock that may be subject to certain restrictions and to a risk of forfeiture.

       2.23 "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age 65 and the completion of not less than 20 years of service with the Corporation or a Subsidiary.

       2.24 "Rule 16b" shall mean Rule 16b of the Securities and Exchange Act of 1934.

       2.25 "Share" shall mean one share of Common Stock, adjusted in accordance with Section 8.5 of the Plan (if applicable).

       2.26 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

       2.27 "Stock Appreciation Right" shall mean the right granted to a Participant to be paid an amount measured by the appreciation in the Fair Market Value of the Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Common Stock, or property as specified in the Award or determined by the Committee.

       2.28 "Stock Option Agreements" shall mean an Award Agreement granting Options under the Plan.

       2.29 "Stock Purchase Agreement" shall mean an agreement to exercise Options under the Plan.

       2.30 "Subsidiary" shall mean any corporation at least 50% of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

       2.31 "Tax Date" shall have the meaning set forth in Section 9.3 hereof.

III.   EFFECTIVE DATE

       The Effective Date of the Plan is June 1, 1997.

IV.    ADMINISTRATION

       The Plan shall be administered by the Board in compliance with Rule 16b-3, or by a Committee appointed by the Board, which Committee shall be constituted to permit the Plan to comply with Rule 16b-3, and which shall consist of not less than two members. The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Eligible Employees and consultants who are to be granted Awards, determine the number of Shares to be applicable to such Award, and designate any Options as Incentive Stock Options or Nonstatutory Stock Options, except that no Incentive Stock Option may be granted to a non-employee director or a non-employee consultant. A member of the Board or a Committee member shall in no event participate in any determination relating to Awards held by or to be granted to such Board or Committee member; however, a member of the Board or a Committee member shall be entitled to receive Awards approved by the stockholders in accordance with the provisions of Rule 16b-3. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Award granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder. In addition to any right of indemnification provided by the Articles of Incorporation or Bylaws of the Corporation, such person shall be indemnified and held harmless by the Corporation from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with any claim, suit, action or proceeding to which he may be a party by reason of any action or omission under the Plan.

V.     PARTICIPATION

       5.1    Eligibility.  Subject to the terms and conditions of Section
5.2 below, the Participants shall be such persons as the stockholders may approve or as the Committee may select from among the following classes of
persons:   (i) Eligible Employees of the Corporation or of a Subsidiary (who
may be officers, whether or not they are directors); and (ii) consultants, vendors, customers, and others expected to provide significant services to the Corporation or a Subsidiary.

       For purposes of this Plan, a Participant who is a director or a consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be an Eligible Employee, and service as a director, consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary shall be deemed to be employment, except that no Incentive Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary, and except that no Nonstatutory Stock Option may be granted to a non-employee director or non-employee consultant, vendor, customer, or other provider of significant services to the Corporation or a Subsidiary other than upon a vote of a majority of disinterested directors finding that the value of the services rendered or to be rendered to the Corporation or a Subsidiary by such non-employee director or non-employee consultant, vendor, customer, or other provider of services is at least equal to the value of the Awards granted.

       5.2 Ten-Percent Stockholders. An Eligible Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Award for an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Award is at least 110% of the Fair Market Value of such Shares on the date of grant; and (ii) such Award by its terms is not exercisable after the expiration of five years from the date of grant.

       5.3 Stock Ownership. For purposes of Section 5.2 above, in determining stock ownership an Eligible Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries. Stock with respect to which such Eligible Employee holds an Award shall not be counted.

       5.4 Outstanding Stock. For purposes of Section 5.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Award to the Participant. "Outstanding stock" shall not include shares authorized for issue under outstanding Options or Purchase Rights held by the Participant or by any other person.

VI.    STOCK SUBJECT TO THE PLAN

       The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued as Awards or upon exercise of Awards under the Plan shall not exceed 1,800,000 shares. The number of Shares subject to unexercised Options plus the number of Shares previously issued under the Plan shall not at any time exceed the number of Shares available for issuance under the Plan. In the event that any unexercised Option, or any portion thereof, for any reason expires or is terminated, the unexercised or unvested Shares allocable to such Option may again be made subject to any Award. Any Shares withheld by the Corporation pursuant to
Section 9.3 shall not be deemed to be issued. The number of withheld Shares shall be deducted from the applicable Award and shall not entitle the Participant to receive additional Shares. The limitations established by this Article VI shall be subject to adjustment in the manner provided in
Section 8.5 hereof upon the occurrence of an event specified therein.

VII.   OPTIONS

       7.1 Stock Option Agreements. Options shall be evidenced by written Stock Option Agreements in such form as the Committee shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

       7.2 Type and Number of Shares. Each Option shall state the type of Award and the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 8.5 hereof.

       7.3 Exercise Price. Each Option shall state the Exercise Price thereof. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee described in Section 5.2 hereof, shall not be less than 110% of the Fair Market Value on the date of grant. The Exercise Price in the case of any Nonstatutory Stock Option shall not be less than 85% of the Fair Market Value on the date of grant.

       7.4 Medium and Time of Payment. The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Stock Option Agreement so provides the Purchase Price may be paid (i) by the surrender of Shares in good form for transfer, owned by the Participant and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equal the Purchase Price, (ii) by cancellation of indebtedness owed by the Corporation to the Participant, (iii) with a full recourse promissory note executed by the Participant, or (iv) any combination of the foregoing. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Participant pledge his or her Shares to the Corporation for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Participant until such note is paid in full.

       7.5 Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of 10 years from the date it was granted, and no Option granted to a Participant described in Section 5.2 hereof shall be exercisable after the expiration of five years from the date it was granted. During the lifetime of the Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, the Option shall not be transferable by the Participant other than by will or the laws of descent and distribution.

       7.6 Modification, Extension, and Renewal of Option. Within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted.

       7.7 Limitation on Grant of Incentive Stock Options. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Participant for the first time during any calendar year (under this Plan and all other Plans maintained by the Corporation, its parent, or its Subsidiaries) shall not exceed $100,000. The Board or Committee may, however, with the Participant's consent authorize an amendment to the Incentive Stock Option which renders it a Nonstatutory Stock Option.

       7.8 Other Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

XIII.  RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS, AND BENEFICIARIES

       8.1 Employee Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to an Eligible Employee or to Eligible Employees generally.

       8.2 No Employment Contract. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or to Awards) shall confer upon any Eligible Employee or any Participant any right to continue in the employ of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in the Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. Nothing contained in the Plan (or in the Award Agreements or in any other documents related to the Plan or the Awards) shall confer upon any director of the Corporation any right to continue as a director of the Corporation.

       8.3 No Transferability. Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to or registered only in the name of, the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Disability, to the Participant's Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no right or benefit under the Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge and any such attempted action shall be void and no such right or benefit shall be, in any manner, liable for, or subject to, debts, contract, liabilities, engagements, or torts of any Eligible Employee, Participant, or Beneficiary, in any case except as may otherwise be expressly required by applicable law. The Board or the Committee shall disregard any attempt at transfer, assignment, or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Board or the Committee may authorize exercise by or transfers or payments to a third party in a specific case or more generally; provided, however, with respect to any option or similar right (including any Stock Appreciation Right), such discretion may only be exercised to the extent that applicable rules under Section 16 of the Exchange Act would so permit without disqualifying the Plan from certain benefits thereunder.

       8.4 Plan Not Funded. No Participant, Beneficiary, or other person shall have any right, title, or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary, or other person. To the extent that a Participant, a Beneficiary, or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of the Corporation, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

       8.5 Adjustment Upon Recapitalizations and Corporate Changes. If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation, or if the outstanding shares of the Common Stock are increased, decreased, exchanged for, or otherwise changed, or if additional shares or new or different shares or securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares of other consideration that is subject to or may be delivered under the Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, to be paid in connection with Restricted Stock Awards shall also be made as appropriate. Corresponding adjustments shall be made with respect to Stock Appreciation Rights related to Options to which they are related. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of any Participant and the Corporation in order to preserve for the Participant the benefits of an Award.

       8.6 Termination of Employment, Except by Death, Disability, or Retirement. If a Participant ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions of Section 8.3 above, to exercise any Award at any time within three months after termination of employment, but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable agreement and had not previously been exercised; provided, however, that if the Participant was terminated for cause (as defined in the applicable agreement), any Award not exercised in full prior to such termination shall be canceled. For this purpose, the employment relationship shall be treated as continuing intact while the Participant is on military leave, sick leave, or other bona fide leave of absence (to be determined in the sole discretion of the Board or the Committee). The foregoing notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the 90th day after the Participant's reemployment rights are guaranteed by statute or by contract.

       8.7 Death of Participant. If a Participant dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Award under this Section 8.7, and has not fully exercised the Award, then the Award may be exercised in full at any time within 12 months after the Participant's death (but not later than the date of termination fixed in the applicable agreement), by the executors or administrators of his or her estate or by any person or persons who have acquired the Award directly from the Participant by bequest or inheritance, but only to the extent that, at the date of death, the Participant's right to exercise such Award had accrued and had not been forfeited pursuant to the terms of the applicable agreement and had not previously been exercised.

       8.8 Disability of Participant. If a Participant ceases to be an Employee by reason of Disability, such Participant shall have the right to exercise the Award at any time within 12 months after termination of employment (but not later than the termination date fixed in the applicable Agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

       8.9 Retirement of Participant. If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right to exercise the Award at any time within three months after termination of employment (but not later than the termination date fixed in the applicable Award Agreement), but only to the extent that, at the date of termination of employment, the Participant's right to exercise such Award had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

       8.10 Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Shares covered by his or her Award until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8.5 hereof.

       8.11 Deferral of Payments. The Board or the Committee may approve the deferral of any payments that may become due under the Plan. Such deferrals shall be subject to any conditions, restrictions, or requirements as the Board or the Committee may determine.

       8.12 Acceleration of Awards. Immediately prior to the occurrence of an Event, (i) each Option and Stock Appreciation Right under the Plan shall become exercisable in full; (ii) Restricted Stock delivered under the Plan shall immediately vest free of restrictions; and (iii) each other Award outstanding under the Plan shall be fully vested or exercisable, unless, prior to the Event, the Board or the Committee otherwise determines that there shall be no such acceleration or vesting of an Award or otherwise determines those Awards which shall be accelerated or vested and to the extent to which they shall be accelerated or vested, or that an Award shall terminate, or unless in connection with such Event the Board provides (A) for the assumption of such Awards theretofore granted; or (B) for the substitution for such Awards of new awards covering securities or obligations (or any combination thereof) of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices; or (C) for the payment of the fair market value of the then outstanding Awards. In addition, the Board or the Committee may grant such additional rights in the foregoing circumstances as the Board or the Committee deems to be in the best interest of the Participant and the Corporation in order to preserve for the Participant the benefits of an Award. For purposes of this Section 8.12 only, Board shall mean the Board of Directors of the Corporation as constituted immediately prior to the Event. In addition, the Board may in its sole discretion accelerate the exercisability or vesting of any or all Awards outstanding under the Plan in circumstances under which the Board or the Committee determines such acceleration appropriate.

IX.    MISCELLANEOUS

       9.1 Termination, Suspension, and Amendment. The Board or the Committee may, at any time, suspend, amend, modify, or terminate the Plan (or any part thereof) and may, with the consent of a Participant, authorize such modifications of the terms and conditions of such Participant's Award as it shall deem advisable; provided that, except as permitted under the provisions of Section 8.5 hereof, no amendment or modification of the Plan may be adopted without approval by a majority of the shares of the Common Stock represented (in person or by proxy) at a meeting of stockholders at which a quorum is present and entitled to vote thereat, if such amendment or modification would:

                     (i) materially increase the benefits accruing to Participants under the Plan within the meaning of Rule 16b-3 under the Exchange Act or any successor provision;

                     (ii) materially increase the aggregate number of shares which may be delivered pursuant to Awards granted under the Plan; or

                     (iii) materially modify the requirements of eligibility for participation in the Plan.

Neither adoption of the Plan nor the provisions hereof shall limit the authority of the Board to adopt other Plans or to authorize other payments of compensation and benefits under applicable law. No Awards under the Plan may be granted or amended during any suspension of the Plan or after its termination. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations pertaining to any Awards granted under the Plan prior to such amendment, suspension, or termination.

       9.2 No Fractional Shares. No Award or installment thereof shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.

       9.3 Tax Withholding. As required by law, federal, state, or local taxes that are subject to the withholding of tax at the source shall be withheld by the Corporation as necessary to satisfy such requirements. The Corporation is entitled to require deduction from other compensation payable to each Participant or, in the alternative: (i) the Corporation may require the Participant to advance such sums; or (ii) if a Participant elects, the Corporation may withhold (or require the return of) Shares having the Fair Market Value equal to the sums required to be withheld. If the Participant elects to advance such sums directly, written notice of that election shall be delivered prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Corporation, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the exercise date. If the Participant elects to have the Corporation withhold Shares (or be entitled to the return of Shares) having a Fair Market Value equal to the sums required to be withheld, the value of the Shares to be withheld (or returned) will be equal to the Fair Market Value on the date the amount of tax to be withheld (or subject to return) is to be determined (the "Tax Date").

       9.4 Restrictions on Elections Made by Participants. Elections by Participants to have Shares withheld (or subject to return) for this purpose will be subject to the following restrictions: (i) the election must be made prior to the Tax Date; (ii) the election must be irrevocable; (iii) the election will be subject to the Board's disapproval; and (iv) if the Participant is an "officer" within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Board or the Committee may impose in an effort to secure the benefits of any regulations thereunder.

       9.5 Limitations on the Corporation's Obligations. The Corporation shall not be obligated to issue shares and/or distribute cash to the Participant upon any Award exercise until such payment has been received or Shares have been withheld, unless withholding (or offset against a cash payment) as of or prior to the exercise date is sufficient to cover all such sums due or which may be due with respect to such exercise. In addition, the Board or the Committee may grant to a Participant a cash bonus in any amount required by federal, state, or local tax law to be withheld with respect to an Award.

       9.6 Compliance with Laws. The Plan, the granting of Awards under the Plan, the Stock Option Agreements, and Stock Purchase Agreements and the delivery of Options, Shares, and Awards (and/or the payment of money or Common Stock) pursuant thereto and the extension of any loans hereunder are subject to such additional requirements as the Board or the Committee may impose to assure or facilitate compliance with all applicable federal and state laws, rules and regulations (including, without limitation, securities laws and margin requirements) and to such approvals by any regulatory or governmental agency which may be necessary or advisable in connection therewith. In connection with the administration of the Plan or the grant of any Award, the Board or the Committee may impose such further limitations or conditions as in its opinion may be required or advisable to satisfy, or secure the benefits of, applicable regulatory requirements (including those rules promulgated under Section 16 of the Exchange Act or those rules that facilitate exemption from or compliance with the Securities Act or the Exchange Act), the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and any blue sky or other securities laws applicable to such shares.

       9.7 Governing Laws. The Plan and all Awards granted under the Plan and the documents evidencing Awards shall be governed by, and construed in accordance with, the laws of the State of Utah as the Corporation's principle place of business.

       9.8    Securities Law Requirements.

              (a) Legality of Issuance. The issuance of any Shares upon the exercise of any Option and the grant of any Option shall be contingent upon the following:

                     (i) the Corporation and the Participant shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                     (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                     (iii) any other applicable provision of state or Federal law shall have been satisfied.

              (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which required an investment representation or other representation, each Participant shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 9.8(b) shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

       THESE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS. THESE SHARES OR ANY INTEREST HEREIN MAY NOT, BE OFFERED, SOLD OR TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND APPLICABLE

       STATE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

              (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Awards and/or the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Awards or the sale of Shares under the Plan to comply with any law.

              (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares issued under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

       9.9 Execution. To record the adoption of the Plan in the form set forth above by the Board effective as of June 1, 1997, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.


                                       ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.


                                       By: /s/ Culley W. Davis
                                          ---------------------------
                                       Culley W. Davis, President


ATTEST:


/s/ Mark S. Brewer
-----------------------------
Mark S. Brewer, Secretary


(SEAL)

                          INCENTIVE STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                        1997 STOCK OPTION AND INCENTIVE PLAN
                                         OF
                     ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

       THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made as of __________________ (the "Effective Date") by and between ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC., a Utah corporation, (the "COMPANY") and
______________________ (the "OPTIONEE"), pursuant to the COMPANY's 1997 Stock Option and Incentive Plan (the "Plan").

       The Board of Directors of the COMPANY has adopted the Plan as of June 1, 1997 to which this Agreement and the option granted hereunder ("Option") are subject, and the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its stockholders to grant the Option provided for herein to OPTIONEE as an inducement to remain in the employ of the COMPANY, and as an incentive for increased effort during such service.

       1. GRANT OF OPTION. The Company grants to OPTIONEE the right and option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ________________ shares of the authorized $.001 par value Common Stock of the COMPANY, at the purchase price of $1.00 per share (being not less than the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 250 full shares, unless the number purchased is the total number at the time purchasable under the Option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

       2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from the Effective Date, as hereinabove provided, by written notice which shall;

              2.1 state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses, and Social Security Numbers of such persons;

              2.2 contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

              2.3 be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

              2.4 be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check.

       3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.
The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

       4. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

       5. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date or sooner if OPTIONEE ceases to be in the continuous employ of the COMPANY (whether by resignation, retirement, dismissal, or otherwise), except that: (a) in the event of termination of such employment for any reason other than the permanent disability of OPTIONEE, as defined in Section 22(e)(3) of the Internal Revenue Code, as amended and as presently in effect (the "Code"), OPTIONEE may at any time within a period of three months thereafter exercise the Option granted hereunder to the extent such Option was exercisable by OPTIONEE on the date of the termination of such employment; and (b) in the event of the permanent disability of OPTIONEE while in the employ of the COMPANY, the Option granted hereunder, to the extent that OPTIONEE was entitled to exercise such Option on the date of OPTIONEE's disability, may be exercised within one year after such termination as a result of disability by OPTIONEE or the person or persons to whom OPTIONEE's rights under the Option granted hereby shall pass by will or by the applicable laws of descent and distribution. Notwithstanding anything herein to the contrary, however, the Option and all rights herein granted shall in all events terminate and become null and void 10 years from the date of this Agreement.

       6. LIMITATION UPON TRANSFER. During the lifetime of OPTIONEE, the Option and all rights granted hereunder shall be exercisable only by OPTIONEE, and except as in paragraph 5 otherwise provided, the Option and all rights granted hereunder shall not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

       7. CONDITION OF EMPLOYMENT. In order to be entitled to exercise the Option granted hereunder as to the first increment of shares as shown in Exhibit "A," OPTIONEE must remain in the continuous employ of the COMPANY for the period of at least six months from the date hereof.

       8. STOCK AS INVESTMENT. By accepting this Option, the OPTIONEE acknowledges for OPTIONEE or any heirs and legatees, that any and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the transfer of any or all of the shares subject to the

Option granted hereunder, the OPTIONEE, or heirs or legatees receiving such shares, shall deliver to the COMPANY a representation in writing that such shares are being acquired in good faith for investment and not for distribution. The OPTIONEE shall not dispose (whether by sale, exchange, gift, or any other transfer) of any shares of stock acquired pursuant to the exercise of the Option granted hereunder, within two years after the grant of this Option or one year after the transfer of such shares to him upon his exercise of such Option. OPTIONEE further recognizes that any disposition (whether a sale, exchange, gift, or any other transfer) of any shares of stock prior to the aforementioned periods will not only be a breach of this Agreement, but will also disqualify the Option as a Incentive Stock Option under Section 422A of the Code.

       9. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the Common Stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

       10. RIGHT AS STOCKHOLDER. Neither OPTIONEE nor his executors, administrators, heirs or legatees, shall be or have any rights or privileges of a stockholder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the stockholder of record on the books of the COMPANY.

       11. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

       12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the OPTIONEE and all rights granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the OPTIONEE, OPTIONEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

       13. INTERNAL REVENUE CODE. All Options granted hereunder are granted pursuant to the Internal Revenue Code, as amended, as it is in force and effect at the date of grant.

       14. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Board of Directors of the COMPANY. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

       IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and OPTIONEE has hereunto set his or her hand the date and year first above written, which is the time of the granting of the Option hereunder.


"COMPANY"                                        "OPTIONEE"
ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.
a Nevada corporation


By:
   -------------------------------               -------------------------
   Culley W. Davis, CHIEF EXECUTIVE OFFICER
                                                 -------------------------


Corporate Seal


ATTEST:


By:
   -------------------------------
   ___________________, SECRETARY

                                    EXHIBIT "A"

                          INCENTIVE STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                        1997 STOCK OPTION AND INCENTIVE PLAN
                                         OF
                     ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

                                -------------------
                                 EXERCISE SCHEDULE


       Option Period                                        Number of Exercisable Option Shares
       -------------                                        -----------------------------------
1.     On or after January 1st, after the first full                 1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date

2.     On or after January 1st, after the second full                1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date

3.     On or after January 1st, after the third full                 1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date


                     NON-QUALIFIED STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                        1997 STOCK OPTION AND INCENTIVE PLAN
                                         OF
                     ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

       THIS NON-QUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made as of __________________ (the "Effective Date") by and between ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC., a Utah corporation, (the "COMPANY") and __________________________ (the "OPTIONEE"), pursuant to the COMPANY's 1997
Stock Option and Incentive Plan (the "Plan").

       The Board of Directors of the COMPANY has adopted the Plan as of June 1, 1997 to which this Agreement and the option granted hereunder ("Option") are subject, and the Board of Directors of the COMPANY has determined that it is to the advantage and in the best interest of the COMPANY and its stockholders to grant the Option provided for herein to OPTIONEE to afford additional incentive to consultants, vendors, customers, and others to increase their efforts in providing significant services to the COMPANY.

       1. GRANT OF OPTION. The Company grants to OPTIONEE the right and Option to purchase from the COMPANY, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ________________ shares of the authorized no par value Common Stock of the COMPANY, at the purchase price of $1.00 per share (being not less than 85% of the fair market value per share of said stock on the date hereof) as OPTIONEE may from time to time elect, exercisable on or after the Effective Date hereof for a period of 10 years (the latter date hereinafter referred to as the "Terminal Date"), all in accordance with the schedule attached hereto and marked Exhibit "A." No partial exercise of such Option may be for less than 250 full shares, unless the number purchased is the total number at the time purchasable under the option. In no event shall the COMPANY be required to transfer fractional shares to OPTIONEE. This Agreement and the Option granted hereunder are subject to the Plan, a copy of which is attached hereto and incorporated herein by reference as Exhibit "B."

       2. METHOD OF EXERCISE. The Option granted hereunder shall be exercisable, from time to time, as hereinabove provided, by written notice which shall;

              2.1 state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the shares are to be issued (if the shares are issued to individuals), the names, addresses, and Social Security Numbers of such persons;

              2.2 contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as are required by law or as may be satisfactory to the COMPANY's counsel;

              2.3 be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the OPTIONEE, be accompanied by proof, satisfactory to counsel for the COMPANY, of the right of such person or persons to exercise the Option; and

              2.4 be accompanied by a payment for the purchase price of those shares with respect to which the Option is being exercised in the form of cash or check.

       3. ISSUING OF STOCK CERTIFICATES. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the person or persons exercising the Option.
The COMPANY shall not be required to transfer or deliver any certificate or certificates for the shares purchased upon exercise of the Option granted hereunder until (a) compliance with the terms of this Agreement, (b) compliance with all then applicable requirements of law; and (c) admission of such shares for trading privileges on any stock exchange on which the stock may then be listed.

       4. TERMINATION OF OPTION. The Option and all rights granted hereunder to the extent such rights shall not have been exercised, shall terminate and become null and void on the Terminal Date.

       5. TRANSFERABILITY OF OPTION. This Option may be transferred in any manner by will or the laws of descent or distribution and may be exercised during the lifetime of the OPTIONEE or by an assignee of the OPTIONEE.

       6. STOCK SUBJECT TO THE OPTION. The COMPANY shall set aside the number of shares of Common Stock of the COMPANY subject to be granted upon exercise of this Option which it now holds as authorized and unissued shares. If the Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject thereto shall be free from any restrictions occasioned by this Option Agreement. If the COMPANY has been listed on a stock exchange, the COMPANY will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class may then be listed and until the COMPANY has taken such steps as may, in the opinion of counsel for the COMPANY, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and state blue sky laws and regulations, in connection with the issuance or sale of such shares. The COMPANY will use its best efforts to comply with any such requirements forthwith upon the exercise of the Option.

       7. RECLASSIFICATION, CONSOLIDATION, OR MERGER. In the event of any change in the Common Stock of the COMPANY subject to the Option granted hereunder, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or other change in the corporate structure, appropriate adjustment shall be made by the COMPANY in the number of shares subject to such Option and the price per share; provided, however, that in accordance with the provisions of Section 425(a) of the Code, a new Option may be substituted for the Option granted hereunder or such Option may be assumed by an employer corporation, or a parent or subsidiary of such corporation, in connection with any transaction to which such Section is applicable. Upon the dissolution or liquidation of the COMPANY other than in connection with a transaction to which such Section is applicable, the Option granted hereunder shall terminate and become null and void, but OPTIONEE shall have the right immediately prior to such dissolution or liquidation to exercise the Option granted hereunder to the full extent not before exercised.

       8. RIGHT AS STOCKHOLDER. Neither OPTIONEE nor his executors, administrators, heirs, or legatees, shall be or have any rights or privileges of a stockholder of the COMPANY in respect of the shares transferable upon exercise of the Option granted hereunder, unless and until certificates representing such shares shall have been endorsed, transferred, and delivered and the transferee has caused his name to be entered as the stockholder of record on the books of the COMPANY.

       9. NOTICES. Any notice to be given under the terms of this Agreement shall be addressed to the COMPANY in care of its Secretary at the main offices for the transaction of its business, and any notice to be given to OPTIONEE shall be addressed to OPTIONEE at the address set forth above, or at such other place as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as herein required, certified, and deposited (postage and certification prepaid) in a post office regularly maintained by the United States Government.

       10. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon each successor of the COMPANY. All obligations imposed upon the OPTIONEE and all rights granted to the COMPANY under this Agreement shall be binding upon the OPTIONEE's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the OPTIONEE, OPTIONEE's heirs, legal representatives, or successors may have in respect to the Plan or any options or Common Stock granted or issued thereunder, whether to OPTIONEE, or to any other person.

       11. RESOLUTION OF DISPUTES. Any dispute or disagreement which should arise under, or as a result of, or in any way relate to, the interpretation, construction, or application of this Agreement will be determined by the Board of Directors of the COMPANY. Any determination made hereunder shall be final, binding, and conclusive for all purposes.

       IN WITNESS WHEREOF, the COMPANY has caused these presents to be executed on its behalf by its President, to be sealed by its corporate seal, and attested by its Secretary, and OPTIONEE has hereunto set his or her hand the date and year first above written, which is the time of the granting of the Option hereunder.


"COMPANY"                                        "OPTIONEE"
ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.
a Utah corporation


By:
   ------------------------------------          --------------------
   Culley W. Davis, PRESIDENT
                                                 --------------------


Corporate Seal


ATTEST:


By:
   ------------------------------------
   ________________________, SECRETARY


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

                                   EXHIBIT "A"

                        NON-QUALIFIED STOCK OPTION AGREEMENT

                                  PURSUANT TO THE

                        1997 STOCK OPTION AND INCENTIVE PLAN
                                         OF
                     ENVIRONMENTAL SYSTEMS AND SOLUTIONS, INC.

                                -------------------

                                 EXERCISE SCHEDULE

       Option Period                                       Number of Exercisable Option Shares
       -------------                                       -----------------------------------
1.     On or after January 1st, after the first full                 1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date

2.     On or after January 1st, after the second full                1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date

3.     On or after January 1st, after the third full                 1/3 of Total Grant
       year following the Company's becoming
       publicly traded through Terminal Date


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